EXHIBIT 99.1

consistency builds value David Taber - President & Chief Executive Officer

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Forward-Looking Statements
Keefe, Bruyette & Woods 10th Annual Community Bank Investor Conference July 29, 2009 Forward Looking Statements: Certain statements contained herein are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 and subject to the safe harbor provisions of the of Private Securities Litigation Reform Act of 1995, that involve risks and uncertainties. Actual results may differ materially from the results in these forward-looking statements. Factors that might cause such a difference include, among other matters, changes in interest rates, economic conditions, governmental regulation and legislation, credit quality, and competition affecting the Company's businesses generally; the risk of natural disasters and future catastrophic events including terrorist related incidents; and other factors discussed in the Company's Annual Report on Form 10-K for the year ended December 31, 2008, and in subsequent reports filed on Form 10-Q and Form 8-K. The Company does not undertake any obligation to publicly update or revise any of these forward-looking statements, whether to reflect new information, future events or otherwise, except as required by law.

Company Overview NASDAQ-GS Symbol AMRB Founded 1983 Headquarters Rancho Cordova, CA a Suburb of Sacramento Total Assets $552 million Market Capitalization $62 million Average Volume 2,433 shares per day Shares Outstanding 5,797,533 Inside Ownership 11% Institutional Ownership 11% * As of June 30, 2009

Highlights Profitable for First Half of 2009 Strong Pre-Tax Pre-Provision Earnings Built ALLL to 1.91% of total loans and leases Built Risk Based Capital Ratio to 11.9% Careful with Overhead Continued Diligence on Credit Headwinds Weak Economy Market Concern About CRE Higher Credit Costs Increased FDIC Premiums Negative Trend in Consumer Confidence

Northern California Footprint American River Bank 1 Bradshaw Plaza 2 Capitol Mall 3 Fair Oaks Village 4 Point West 5 Roseville Bank of Amador 6 Buckhorn 7 Ione 8 Jackson North Coast Bank 9 Healdsburg 10 Santa Rosa 11 Windsor American River Bankshares Headquarters This location also serves as a convenience branch for American River Bank Darker area on map indicates our service area

Financial Metrics Balance Sheet Dollars in thousands Assets 12/31/04 12/31/05 12/31/06 12/31/07 12/31/08 6/30/09 Cash and investments $200,456 $212,728 $181,614 $139,420 $111,039 $112,771 Net Loans $352,467 $365,571 $382,993 $394,975 $412,356 $398,191 Other $33,743 $34,464 $39,396 $39,290 $39,762 $40,848 Total $586,666 $612,763 $604,003 $573,685 $563,157 $551,810 Liabilities and Equity Deposits $475,387 $500,706 $493,875 $455,645 $437,061 $449,609 Borrowings $34,289 $43,656 $42,270 $51,603 $57,231 $36,000 Other $18,000 $5,655 $5,487 $6,464 $5,418 $4,049 Capital $58,990 $62,746 $62,371 $59,973 $63,447 $62,276 Total $586,666 $612,763 $604,003 $573,685 $563,157 $551,810

Financial Metrics Income Statement Dollars in thousands 12/31/04 12/31/05 12/31/06 12/31/07 12/31/08 YTD 2009 Net interest margin $19,418 $ 26,462 $ 27,066 $ 26,402 $ 25,925 $ 12,357 Non interest income $ 2,395 $ 2,329 $ 2,443 $ 2,599 $ 2,168 $ 1,159 Non interest expense $ 11,713 $ 13,493 $ 14,388 $ 14,833 $ 14,201 $ 7,840 Allowance for loan and lease losses $ 895 $ 322 $ 320 $ 450 $1,743 $ 5,029 Provision for taxes $ 3,378 $ 5,792 $5,739 $5,240 $4,578 $ 68 Net Income $ 5,827 $ 9,184 $ 9,062 $8,478 $7,571 $ 579

Financial Metrics 2005 2006 2007 2008 YTD 09 Efficiency Ratio 45.16% 47.11% 49.49% 48.92% 56.32% ROAE 15.14% 14.48% 14.01% 12.39% 1.83% ROTE 21.64% 20.33% 19.78% 17.32% 2.50%

Financial Metrics Strong & Stable Interest Margin Through Rate Cycles 2004 2005 2006 2007 2008 YTD 09 Net Interest Margin 4.90% 4.98% 5.03% 5.10% 5.03% 4.98% Average Prime Rate 4.34% 6.19% 7.96% 8.05% 5.09% 3.25%

Financial Metrics Strong Pre-Tax Pre-Provision Earnings 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 2Q09 w/o FDIC Special Assessment Pre-Tax Pre-Provision Earnings $3.3M $3.4M $3.5M $3.7M $3.2M $2.4M $2.7M

Excellent Core Deposit Base Core Deposit Mix Noninterest-Bearing 26% Interest Checking 10% Money Market 26% Savings 8% Time 30% Overall Cost of Deposits 0.90% Personal 25% Business 75% Average non-interest checking account: $17,000 Average interest checking: $17,000 Average money market account: $111,000 * As of June 30, 2009

Diversified Loan Portfolio Total Loan Portfolio Commercial $ 82.8M 20% Owner Occupied $121.0M 30% Investor CRE $102.1M 25% Construction & Land Dev. $ 38.2M 10% Other $ 62.6M 15% Office $ 29.9M 7.4% Retail $ 17.5M 4.3% Industrial $ 32.4M 8.0% Mixed Use $ 10.2M 2.5% Other $ 29.9M 3.0% * As of June 30, 2009

Diversified Loan Portfolio R/E Construction & Land Development Portfolio Construction & Land Dev. 9.6% Construction Spec (1-4 SFR) $2.4M 0.6% Construction (Comm Property) $8.0M 2.0% Construction (1-4 SFR) $8.7M 2.2% Commercial Land $4.4M 1.1% SFR Land $7.2M 1.8% SFR A&D $7.6M 1.9% * As of June 30, 2009

Asset Quality 2005 2006 2007 2008 YTD 09 Net chargeoffs to average loans and leases 0.04% 0.03% 0.11% 0.42% 1.55% Nonperforming loans and leases to total loans and leases 0.02% 0.02% 1.86% 1.49% 5.16% Nonperforming assets to total assets 0.01% 0.01% 1.31% 1.49% 4.40% Allowance for loan and lease losses 1.53% 1.51% 1.47% 1.41% 1.91%

Asset Quality Non-performing Assets Balance Non-performing loans that are current to term* (6) $7,040,000 Non-performing loans paid off subsequent to quarter end (1) $294,000 Non-performing loans that are past due (26) $13,563,000 Loans past due 90 or more days and still accruing (2) $49,000 Other real estate owned (net)(12) $3,347,000 $24,293,000 OREO 14% Current to Term 29% Past Due 56% loans that are current (less than 30 days past due) pursuant to original or modified terms

Strong Performance Over Time Diluted EPS History 1995 0.36 1996 0.38 1997 0.43 1998 0.53 1999 0.59 2000 0.67 2001 0.74 2002 0.82 2003 0.86 2004 1.02 2005 1.38 2006 1.39 2007 1.39 2008 1.30

Experience Matters American River Bankshares Executive Management Team David Taber, President & CEO 25 years in the banking industry Mitchell Derenzo, EVP & Chief Financial Officer 22 years in the banking industry Doug Tow, EVP & Chief Credit Officer 31 years in the banking industry Kevin Bender, EVP & Chief Information Officer 24 years in the banking industry

Strategic Direction Organic Growth in Markets We Currently Serve Outwork Competition Engaged Employees Emphasize Business Banking Low-Cost Core Deposits Focus on Credit Quality Common Sense Real Estate Lending Managing Overhead Capital Management

Thank You Questions & Answers consistency builds value David Taber - President & Chief Executive Officer